Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In connection with its Streams, the Company has committed to purchase the following:

Stream	% of Life of Mine Gold or Relevant Commodity	Per Ounce Cash Payment: lesser of amount below and the then prevailing market price of commodity (unless otherwise noted)

Antamina	1.66%	2.5% of silver spot price
Black Fox[1]	8%	$601
Blyvoor[2]	10%	$572
Bonikro[3]	6%	$400
Cerro Moro[4]	20%	30% of silver spot price
CEZinc[5]	1%	20% of quarterly average zinc spot price
Chapada[6]	4.2%	30% of copper spot price
Entrée[1,7,8]	5.62% on Hugo North Extension and 4.26% on Heruga	Varies
Greenstone[9]	2.375%	20% of gold spot price
Hod Maden[10]	20%	50% of gold spot price until 405,000 ounces of gold have been delivered, then 60% of gold spot price thereafter
Karma	1.625%	20% of gold spot price
Mercedes[11]	14,300 ounces of gold over 52 months and 4.4% thereafter 100% of silver produced beginning in 2028	25% of gold spot price 25% of silver spot price
Platreef[12]	37.5%	Varies
Relief Canyon[13]	44,312 ounces over approximately 8 years and 4% thereafter	Varies
Santa Elena[1]	20%	$482
South Arturo	40% on existing mineralized areas and 20% on new discoveries	20% of silver spot price
Vatukoula[14]	11,022 ounces over 4.5 years and 1.199% – 1.363% thereafter	20% of gold spot price
Woodlawn[15]	Varies	Nil
1.Per ounce cash payment subject to an annual inflationary adjustment.
2.For the Blyvoor Gold Stream, until 300,000 ounces have been delivered, Blyvoor Gold (Pty) Ltd. will deliver 10% of gold production until 16,000 ounces have been delivered in the calendar year, then 5% of the remaining production for that calendar year. Following the Initial Blyvoor Delivery Threshold, Sandstorm will receive 0.5% of gold production on the first 100,000 ounces in a calendar year until a cumulative 10.32 million ounces of gold have been produced. Under the Stream agreement Sandstorm will make ongoing payments at the lesser of $572 per ounce delivered and the gold market price on the business day immediately preceding the date of delivery.
3.For the Bonikro Gold Stream, Sandstorm will receive 6% of gold produced at the mine until 39,000 ounces of gold are delivered, then 3.5% of gold produced until 61,750 cumulative ounces of gold have been delivered, then 2% thereafter. The Company is entitled to minimum annual deliveries of 4,000–6,000 ounces in the 2024–2026 period and 2,000–3,000 ounces in the 2027–2029 period. Under the Stream agreement Sandstorm will make ongoing payments at the lesser of $400 per ounce delivered and the gold market price on the business day immediately preceding the date of delivery.
4.Under the terms of the Cerro Moro silver stream, Sandstorm has agreed to purchase an amount of silver from Cerro Moro equal to 20% of the silver produced (up to an annual maximum of 1.2 million ounces of silver), until 7.0 million ounces of silver have been delivered to Sandstorm; then 9.0% of the silver produced thereafter.
5.For the CEZinc zinc stream, the Company has committed to purchase 1.0% of the zinc produced until the later of June 30, 2030 or delivery of 68.0 million pounds of zinc under the contract.
6.For the Chapada copper stream, the Company has committed to purchase an amount equal to 4.2% of the copper produced (up to an annual maximum of 3.9 million pounds of copper) until the mine has delivered 39 million pounds of copper to Sandstorm; then 3.0% of the copper produced until, on a cumulative basis, the mine has delivered 50 million pounds of copper to Sandstorm; then 1.5% of the copper produced thereafter, for the life of the mine.
7.For the Entrée Gold Stream, after approximately 8.6 million ounces of gold have been produced from the joint venture property, the price increases from $220 per gold ounce to $500 per gold ounce. For the Entrée silver stream, the purchase price is the lesser of the prevailing market price and $5 per ounce of silver until 40.3 million ounces of silver have been produced from the entire joint venture property. Thereafter, the purchase price will increase to the lesser of the prevailing market price and $10 per ounce of silver. For the Entrée Gold and silver stream, percentage of life of mine is 5.62% on Hugo North Extension and 4.26% on Heruga if the minerals produced are contained below 560 metres in depth. For the Entrée Gold and silver stream, percentage of life of mine is 8.43% on Hugo North Extension and 6.39% on Heruga if the minerals produced are contained above 560 metres in depth.
8.For the Entrée copper stream, the Company has committed to purchase an amount equal to 0.42% of the copper produced from the Hugo North Extension and Heruga deposits. If the minerals produced are contained above 560 metres in depth, then the commitment increases to 0.62% for both the Hugo North Extension and Heruga deposits. Sandstorm will make ongoing per pound cash payments equal to the lesser of $0.50 and the then prevailing market price of copper, until 9.1 billion pounds of copper have been produced from the entire joint venture property. Thereafter, the ongoing per pound payments will increase to the lesser of $1.10 and the then prevailing market price of copper.
9.For Greenstone, the Gold Stream on the project is for 2.375% of gold production from the Greenstone Mine until 120,333 ounces of gold have been delivered, then 1.583% thereafter. In addition to the ongoing payments of 20% of the spot price of gold and to the extent the costs are incurred by the Greenstone Mine, Sandstorm will pay $30 per ounce to fund mine-level environmental and social programs.
10.Under the Hod Maden Gold Stream, Sandstorm will receive 20% of all gold produced from Hod Maden (on a 100% basis) and will make ongoing payments of 50% of the gold spot price until 405,000 ounces of gold are delivered (the "Delivery Threshold"). Once the Delivery Threshold has been reached, Sandstorm will receive 12% of the gold produced for the life of the mine for ongoing payments of 60% of the gold spot price.
11.Under the terms of the amended Mercedes Gold Stream, the Company will have the right to purchase 275 ounces per month through April 2028 and thereafter 4.4% of the gold produced from the Mercedes Mine for ongoing per ounce cash payments equal to 25% of the spot price of gold. Under the terms of the amended Mercedes silver stream, beginning in May 2028, the Company is entitled to purchase 100% of silver produced, the cost of which is 25% of the spot price of silver.
12.Under the terms of the Platreef Gold Stream, the Company has the right to purchase 37.5% of gold produced until 131,250 gold ounces have been delivered, 30% until an aggregate of 256,980 ounces of gold are delivered, and 1.875% thereafter if certain conditions are met. In calculating gold deliveries owing under the Stream, a fixed payability factor of 80% is applied to all gold production. Until 256,980 ounces have been delivered, Sandstorm will make ongoing payments equal to the lesser of $100 per ounce of gold and the gold market price on the business day immediately preceding the date of delivery. After 256,980 ounces have been delivered, Sandstorm will make ongoing payments of 80% of the spot price of gold for each ounce delivered.
13.For the Relief Canyon Stream, fixed ounce entitlement includes additional Stream funding advanced in 2023 and 2024. Beginning on the fifth anniversary of the start of the fixed deliveries, the Company is entitled to purchase 4.0% of the gold and silver produced from the Relief Canyon Mine for ongoing per ounce cash payments equal to 30%-65% of the spot price of gold or silver, with the range dependent on the concession's existing royalty obligations.
14.Under the terms of the amended Vatukoula Gold Stream, the Company is entitled to fixed deliveries totaling 11,022 gold ounces (the cost of which is 20% of the spot price) after January 1, 2023 (the "Vatukoula Fixed Delivery Period"). Following the Vatukoula Fixed Delivery Period, the Company is entitled to purchase 1.363% for the first 100,000 ounces of gold produced in a calendar year, and 1.199% for the volume of production above 100,000 ounces, with both variable delivery rates subject to upward adjustment depending on the final scale of the Company's investment in the Vatukoula Gold Stream.
15.For the Woodlawn silver stream, Sandstorm has agreed to purchase an amount of silver equal to 80% of payable silver produced. Deliveries under the Woodlawn silver stream are capped at AUD27 million. In addition, the Company holds a second stream at Woodlawn under which the operator has agreed to pay Sandstorm AUD1.0 million for each 1Mt of tailings ore processed at Woodlawn, subject to a cumulative cap of AUD10 million.
Contractual obligations related to bank debt, interest and leases on an undiscounted basis are as follows:

In $000s	Total	Less than one year	1–3 years	4–5 years	More than 5 years

Bank debt[1]	$355,000	$—	$—	$355,000	$—
Estimated Interest[2,3]	50,302	21,257	24,970	4,075	—
Leases[4]	21,910	2,533	4,288	4,047	11,042
Total[3]	$427,212	$23,790	$29,258	$363,122	$11,042
1.As at December 31, 2024, the Company had $355 million drawn and outstanding on the Revolving Facility. The repayment date in the table above reflects the full term of the facility which matures on December 9, 2028, assuming no extension periods and no optional prepayments.
2.The amounts drawn on the Revolving Facility are subject to an interest rate of SOFR plus 1.75%–2.75% per annum, and the undrawn portion of the Revolving Facility is subject to a standby fee of 0.39% - 0.62% per annum, both of which are dependent on the terms of the Revolving Facility and the Company's leverage ratio. The interest charges in the table above and in footnote 3 have been estimated based on assumptions of the Company’s future leverage ratio. The Revolving Facility incorporates sustainability-linked incentive pricing terms that allow the Company to reduce the borrowing costs from the interest rates described above as the Company's targets are met. The interest charges have been estimated based on the assumption that the Company will continue with the same pricing adjustment to the debt maturity date. As the applicable interest rate is floating in nature, the interest charges are estimated based on market forward interest rate curves at the end of the reporting period.
3.Estimated interest in the table above has been calculated on the basis that the Company makes estimated principal prepayments of approximately $80- $95 million annually in accordance with its current forecasts over the term of the facility. If no prepayments are made and the entire balance outstanding as of December 31, 2024 is repaid at maturity, total interest expense would be $89.8 million with $23.1 million due in less than one year, $45.4 million in 1-3 years and $21.3 million in 4-5 years. With those resulting figures, total contractual obligations including debt, interest and lease payments would be $466.8 million; $25.7 million in less than 1 year, $49.7 million in 1-3 years, $380.4 million in 4-5 years and $11.0 million in more than 5 years.
4.The table above reflects the future minimum lease payments for the Company's leases related to offices in Vancouver, BC that have commenced. The above table reflects lease payments due from January 2025 to May 2035 and does not include expected sublease income.

As previously disclosed, Sandstorm became aware that a third party commenced legal proceedings against it in a Brazilian court. The proceedings involve severance owed to former employees of Colossus Mineração Ltda., a Brazilian subsidiary company of Colossus Minerals Inc. (an entity with which Sandstorm entered into a Stream). Since these severance claims, estimated to be approximately $8 million, remain outstanding, the claimants are seeking to recoup their claims from Sandstorm. Sandstorm intends on defending itself as it believes the case is without merit.
Across its current streaming agreements, the Company has committed, subject to certain conditions and the partners' continued good standing, to provide up to a maximum of $7.6 million in financing annually over the next three years, if required.
In addition to its current leased office space, the Company is party to a 15-year lease for office space which has not yet commenced. The Company has entered into agreements to fully sublet the space upon commencement. Under the terms of this agreement the minimum lease payments for the entire space, including the sublet areas, total approximately $25 million over the 15-year term.